UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/17/2016

The Knoll Retirement Savings Plan
(Exact name of registrant as specified in its charter)

Commission File Number: 001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant
On May 17, 2016, the Knoll Retirement Savings Plan (the "Plan") terminated its independent accountant, Baker Tilly Virchow Krause, LLP, and authorized the appointment of Kronick Kalada Berdy & Co, PC, as its independent accountant. The authorization to change the Plan's independent accountant was approved by the Knoll Retirement Plans Administration Committee, the committee that administers the Plan.
The change in independent accountants did not result from any dissatisfaction with the quality of professional services rendered by Baker Tilly Virchow Krause, LLP.
During the Plan's two most recent fiscal years, the reports of Baker Tilly Virchow Krause, LLP with respect to the Plan's financial statements have not contained an adverse opinion or disclaimer of opinion, nor have they been qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Plan's two most recent fiscal years, and the subsequent interim period prior to termination of the client-independent accountant relationship with Baker Tilly Virchow Krause, LLP, there were no disagreements with Baker Tilly Virchow Krause, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred during the last two fiscal years and the subsequent interim period prior to termination of the client-independent accountant relationship with Baker Tilly Virchow Krause, LLP.
During the Plan's two most recent fiscal years and the subsequent interim period prior to termination of the client-independent accountant relationship with Baker Tilly Virchow Krause, LLP, neither the Plan nor anyone acting on behalf of the Plan consulted Kronick Kalada Berdy & Co, PC about any matter that was either the subject of a disagreement or any other matter, including any "reportable event" (as defined under Item 304(a)(1)(v) of Regulation S-K), the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements. Consequently, no written report to the Plan or oral advice was provided by Kronick Kalada Berdy & Co, PC which that firm concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue.
The Plan requested Baker Tilly Virchow Krause, LLP furnish the Plan with a letter addressed to the Securities and Exchange Commission stating that Baker Tilly Virchow Krause, LLP agrees with the above statements. A copy of Baker Tilly Virchow Krause, LLP's letter, dated May 17, 2016, is filed as Exhibit 16.1 to this Form 8-K.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits
Exhibit 16.1 - Letter of Baker Tilly Virchow Krause, LLP
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Knoll Retirement Savings Plan

Date: May 17, 2016
	By:	/s/ Craig B. Spray
Craig B. Spray
Authorized Committee Member